UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 4, 2006
Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File No.)	Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On May 4, 2006, TNS, Inc. announced its results of operations for the first quarter of 2006, which ended March 31, 2006. A copy of the related press release is attached as Exhibit 99.1. In addition, certain supplemental information for the first quarter not included in the press release is attached as Exhibit 99.2.

Item 7.01.              Regulation FD Disclosure.

On May 4, 2006, TNS, Inc. announced its results of operations for the first quarter of 2006, which ended March 31, 2006. A copy of the related press release is attached as Exhibit 99.1. In addition, certain supplemental information for the first quarter not included in the press release is attached as Exhibit 99.2.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1                                    Press release issued May 4, 2006 regarding earnings for the first quarter of 2006

Exhibit 99.2                                    Certain supplemental information not included in the press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: May 4, 2006	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued May 4, 2006 regarding earnings for the first quarter of 2006
99.2	Certain supplemental information not included in the press release